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Scudder Variable Series II

o   Scudder International Select Equity Portfolio

Supplement to the currently effective prospectus dated May 1, 2002 and all currently effective supplements thereto for the International Select Equity Portfolio.

The following supplements the information in the "Portfolio Subadvisors" section of the prospectus:

Subadvisor for Scudder International Select Equity Portfolio

On July 24, 2002, the Portfolio's Board approved a subadvisory agreement between DeIM and Deutsche Asset Management Services Ltd. ("DeAMIS").DeAMIS, One Appold Street, London, England, an affiliate of the advisor, is the subadvisor to the Portfolio. DeAMIS provides a full range of international investment advisory services to institutional and retail clients. DeAMIS is an indirect, wholly owned subsidiary of Deutsche Bank AG.

Effective March 31, 2003, the following replaces the information in "The Portfolio Managers" section of the portfolio's prospectus:

The following people handle the day-to-day management of the portfolio:


  Alex Tedder                               Clare Gray                              Marc Slendebroek
  Managing Director of Deutsche Asset       CFA, Director of Deutsche Asset         Director of Deutsche Asset
  Management and Lead Manager of            Management and Co-Manager of the        Management and Co-Manager of the
  the Portfolio.                            Portfolio.                              Portfolio.
  o   Joined Deutsche Asset Management      o   Joined Deutsche Asset Management    o   Joined Deutsche Asset Management
      in 1994 and the Portfolio in 2002.        in 1993 and the Portfolio               in 1994 and
  o   Previously managed European               in 2002.                                the Portfolio in 2002.
      equities and responsible for          o   Portfolio manager with primary      o   Over 13 years of investment
      insurance sector with 4 years of          focus on European markets and           industry experience.
      experience at Schroder Investment         senior analyst covering global      o   MA, University of Leiden
      Management.                               telecommunications and pulp and         (Netherlands).
  o   Head of International Select              paper.
      Equity strategy; portfolio manager    o   10 years of investment industry and
      analyst for Core EAFE strategy:           experience.
      London.
  o MA, Freiburg University.















               Please Retain This Supplement for Future Reference



March 31, 2003